EXHIBIT 10.22

                                       FTC
                                COMMERCIAL CORP.


December 21, 2005


TAVERNITI SO JEANS, LLC
5804 E. Slauson Avenue
Commerce, CA 90040

Ladies and Gentlemen:

         This Amendment No. 3 to Factoring Agreement (this "Amendment") is entered into as of December 21, 2005 by and between FTC COMMERCIAL CORP. ("FTC", "we" or "us") and TAVERNITI SO JEANS, LLC ("Client" or "you"), with reference to the following:

         A. FTC and Client are parties to a Factoring Agreement dated November 22, 2004 (as amended, the "Factoring Agreement"), the provisions of which are incorporated into this Amendment.

         B. FTC and Client desire to amend the Factoring Agreement, effective as of the date hereof, 2006, as set forth herein.

         NOW, THEREFORE, the parties agree as follows:

         1.       Initially   capitalized   terms  used  herein  which  are  not
otherwise defined shall have the meanings assigned to them in the Factoring Agreement.

         2. The first sentence of Section 17 of the Factoring Agreement is hereby amended as follows:

                  This Agreement shall be effective until July 24, 2006 and shall continue in force and effect thereafter but it may be terminated on July 24, 2006 or at any time thereafter by either of us giving the other at least one hundred twenty
                  (120) days prior written notice, provided, however, that we may terminate this Agreement any time without notice to you should any of the following events (each an "Event of Default") occur: you make an assignment for the benefit of creditors; you make any transfer in bulk and not in the ordinary course of business of a major part of your materials, supplies, merchandise, or other inventory; you file a petition in bankruptcy; petition or apply to any tribunal for the appointment of a custodian, receiver, or any trustee for you or a substantial part of your assets; or commence any proceeding under any bankruptcy, reorganization, arrangement, readjustment of debt, dissolution or liquidation law or statue of any jurisdiction, whether now or hereafter in effect; you have filed against you any such petition or application or you have commenced against you any such proceeding and, as a result of such petition or application or in such proceeding an order for relief is entered or such proceeding remains unstayed and undismissed for a period of thirty (30) days or more; we reasonably believe you to be insolvent; or you breach any


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                  agreement or warranty or default in the prompt  performance of any obligation hereunder.

         3. Except as amended hereby, the Factoring Agreement shall remain in full force and effect and unmodified. Client hereby reaffirms each and every one of Client's representations, warranties and covenants under the Factoring Agreement.

         4. Any reference in the Factoring Agreement to "this Agreement", "herein", "hereunder" or words of similar meaning shall mean the Factoring Agreement as amended by this Amendment.

         5. Client hereby represents and warrants to FTC that this Amendment has been duly authorized by all necessary action on the part of Client and constitutes a valid and legally binding obligation of Client, enforceable against Client in accordance with its terms.

         6. This Amendment shall be governed by the laws of the State of California without regard to the conflicts of law principles thereof.

         7. The Factoring Agreement, as amended by this Amendment, constitutes the entire agreement between Client and FTC as to the subject matter hereof and may not be altered or amended except by written agreement signed by Client and FTC. No provision hereof may be waived by FTC except upon written waiver executed by FTC.

         8. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument.

Sincerely,                                  AGREED:

FTC COMMERCIAL CORP.                        TAVERNITI SO JEANS, LLC

     /s/ Kenneth L. Wengrod                         /s/ Patrick Chow
By:____________________________              By:_____________________________
Name:  Kenneth L. Wengrod                    Name:  Patrick Chow
Title: President                             Title: CFO